UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 22, 2004
(Date of Report (Date of earliest event reported))

Municipal Mortgage & Equity, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	011-11981 (Commission File Number)	52-1449733 (IRS Employer Identification Number)

621 East Pratt Street, Suite 300 Baltimore, Maryland (Address of Principal Executive Offices)	21202 (Zip Code)

(443) 263-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02.	Results of Operations and Financial Condition.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)       At a special meeting of the Audit Committee of the Board of Directors of the Company on September 22, 2004, the Committee determined, based on the advice of senior management and the Company’s independent public accounting firm, that the Company had not properly accounted for deferred compensation payable to the Company’s Chairman and Chief Executive Officer pursuant to an employment agreement which had been entered into during the first fiscal quarter of 2004. The employment agreement had been publicly disclosed on March 12, 2004 as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Audit Committee concluded at the September 22 meeting that the Company’s consolidated financial statements for the quarters ended March 31 and June 30, 2004 should be restated and that the previously disclosed financial statements for such periods should not be relied upon.

The accounting error related to deferred compensation payments, totaling $3.0 million and payable ratably over 36 months beginning in July 2005, which should have been recorded as current compensation expense in the quarter ended March 31, 2004. In revised interim financial statements expected to be filed on or about September 23, 2004 on Form 10-Q/A for the three months ended March 31, 2004 and the six months ended June 30, 2004, the discounted value, of $2.5 million for the three-month period ended March 31, 2004 and $2.6 million for the six-month period ended June 30, 2004, of these payments is reflected as compensation expense, and corresponding adjustments have been recorded to the Company’s shareholders’ equity and earnings (loss) per share.

In connection with its ongoing internal controls initiatives relating to the Sarbanes-Oxley Act of 2002, management of the Company is revising and enhancing its controls relating to the approval of material contracts in order to prevent similar errors in future.

(b) and (c)       Not applicable.

This information furnished under “Item 2.02. Results of Operations and Financial Condition,” including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Document
99.1	Press release, dated September 23, 2004, announcing the restatement of earnings

99.2	Press release, dated September 23, 2004, announcing the third quarter distribution

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNICIPAL MORTGAGE & EQUITY, LLC
Date: September 23, 2004	By:	/s/ William S. Harrison
William S. Harrison
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press release, dated September 23, 2004, announcing the restatement of earnings

99.2	Press release, dated September 23, 2004, announcing the third quarter distribution